UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2009
WARRINGTON FUND L.P.
(Exact name of registrant as specified in its charter)

New York	000-52603	20-3845577

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
c/o Ceres Managed Futures LLC
55 East 59th Street — 10th Floor
New York, NY 10022
(Address and Zip Code of principal executive offices)
Registrant’s telephone number, including area code: (212) 559-2011

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 3.02 Unregistered Sales of Equity Securities
     On October 1, 2009, the Fund issued 6,786.5262 Units in exchange for $7,523,000 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
WARRINGTON FUND L.P.
By: Ceres Managed Futures LLC, General Partner

By	/s/ Jerry Pascucci Jerry Pascucci President and Director

By	/s/ Jennifer Magro Jennifer Magro Chief Financial Officer and Director
Date: October 5, 2009